Share-Based Payments	12 Months Ended
Dec. 31, 2019
Share-Based Payments
Share-Based Payments

(B.3) Share-Based Payments

y Accounting for Share-Based Payments

Classification in the Income Statement

Share-based payments cover cash-settled and equity-settled awards issued to our employees. The respective expenses are recognized as employee benefits and classified in our Consolidated Income Statements according to the activities that the employees perform. Where we economically hedge our exposure to cash-settled awards, changes in the fair value of the respective hedging instruments are also recognized as employee benefits expenses in profit or loss. The fair values of hedging instruments are based on market data reflecting current market expectations. For more information about the equity price risk, see Note (F.1).

Valuation, Judgment, and Sources of Estimation Uncertainty

We use certain assumptions in estimating the fair values for our share-based payments, including expected share price volatility and expected award life (which represents our estimate of the average remaining life until the awards are exercised or expire unexercised). In addition, the final payout for plans also depends on the achievement of performance indicators and on our share price on the respective exercise dates. Changes to these assumptions and outcomes that differ from these assumptions could require material adjustments to the carrying amount of the liabilities we have recognized for these share-based payments. The fair value of the share units granted under the LTI 2016 Plan are dependent on our performance against a group of peer companies (Peer Group Index), the volatility, and the expected correlation between the price of the index and our share price.

We believe that the expected volatility is the most sensitive assumption we use in estimating the fair values of our share options. Regarding future payout under our cash-settled plans, the SAP share price is the most relevant factor. With respect to our LTI 2016 Plan, we believe that future payout will be significantly impacted not only by our share price but also by the relative performance against the Peer Group Index. Changes in these factors could significantly affect the estimated fair values as calculated by the valuation model, and the future payout.

Under certain programs, we grant our employees discounts on purchases of SAP shares. Since those discounts are not dependent on future services to be provided by our employees, the discount is recognized as an expense when the discounts are granted.

Presentation in the Statements of Cash Flows

Unlike in previous years, we present the payments of our share-based payment plans separately in our Statements of Cash Flows under cash flows from operating activities. As a result, the changes in other assets and in other liabilities presented in the reconciliation of operating cash flow no longer consider share-based payment-related assets or liabilities. Prior-period numbers were adjusted to conform to the new presentation.

The operating expense line items in our income statement include the following share-based payment expenses:

Share-Based Payment Expenses by Functional Area

€ millions	2019	2018	2017
Cost of cloud and software	138	78	115
Cost of services	246	142	158
Research and development	429	210	269
Sales and marketing	562	312	442
General and administration	461	88	135
Share-based payment expenses	1,835	830	1,120
Thereof cash-settled share-based payments	1,664	674	963
Thereof equity-settled share-based payments	171	156	157

In 2019, we paid €79 million in share-based payments that became fully vested because of terminations due to operational reasons in connection with our restructuring plan. These payments as well as the expense portion initially allocated to future services were classified as share-based payments and not as restructuring expenses.

a) Cash-Settled Share-Based Payments

Our major share-based payment plans are described below.

Long-Term Incentive 2016 Plan (LTI 2016 Plan)

The purpose of the LTI 2016 Plan is to reward our Executive Board members for the annual achievement of SAP’s operating profit (non-IFRS, at constant currency) targets, to ensure long-term retention of our Executive Board members, and to reward them for the long-term SAP share price performance as compared to its main peer group (Peer Group).

The virtual share program came into effect on January 1, 2016. An LTI tranche is granted annually and has a term of four years (2016–2019 tranches). Each grant starts with determining a grant amount in euros. The grant amount is based on the Executive Board members’ contractual LTI target amount and the operating profit target achievement for the previous year. The Supervisory Board sets the grant amount at a level between 80% and 120% of the contractual LTI target amount, taking into account the operating profit target achievement. This grant amount is converted into virtual shares, referred to as share units, by dividing the grant amount by the grant price. The grant price is the arithmetic mean of the XETRA closing prices of the SAP share on the 20 trading days following the publication of SAP’s fourth-quarter results.

All share units granted in this way, comprising 60% Performance Share Units (PSUs) and 40% Retention Share Units (RSUs), have a vesting period of approximately four years. At the end of the vesting period, the corresponding share units are non-forfeitable. The payout price used for the settlement is the arithmetic mean of the XETRA closing prices of the SAP share on the 20 trading days following the publication of SAP’s fourth-quarter results subsequent to the end of the vesting period. The payout price is capped at 300% of the grant price. The LTI tranche is cash-settled and paid in euros after the Annual General Shareholders’ Meeting of the corresponding year.

The number of PSUs ultimately paid out depends on the performance of the SAP share – absolute and relative to the Peer Group Index. In contrast, the final number of RSUs is fixed. SAP’s absolute share price performance is measured by comparing the grant price against the payout price. If the SAP share price performance equals the Peer Group Index performance over the same period, the performance factor is set at 100%. If the SAP share price performs better than the Peer Group Index (measured as difference between SAP share price performance and Peer Group Index performance), the performance factor is increased by the percentage point of the outperformance of the SAP share price. The percentage point is doubled if, additionally, the payout price is higher than the grant price. The performance factor is capped at 150%. If the Peer Group Index performs better than the SAP share price, the performance factor is decreased by the percentage point of the outperformance of the Peer Group Index. All PSUs lapse if the performance factor is below 50%.

If an Executive Board member’s service contract is terminated before the end of the third year following the year in which the share units were granted, both the RSUs and PSUs are forfeited in whole or in part, depending on the circumstances of the relevant resignation from office or termination of the service contract.

SAP Stock Option Plan 2010 (SOP 2010)

Under the SOP 2010, we granted virtual stock options to members of the Senior Leadership Team, Global Executives, employees with an exceptional rating, and high potentials between 2010 and 2015, and only in 2010 and 2011 to members of the Executive Board.

The grant base value was based on the average closing price of the SAP share over the five trading days prior to the Executive Board resolution date.

The options granted under the SOP 2010 give the employees the right to receive a certain amount of cash by exercising the options. After a three-year vesting period (four years for members of the Executive Board), the plan provides for 11 predetermined exercise dates every calendar year (one date per month except for April) until the rights lapse six years after the grant date (seven years for members of the Executive Board). Employees can exercise their options only if they are employed by SAP; if they leave the Company, the options forfeit. Executive Board members’ options are non-forfeitable once granted – if the service agreement ends in the grant year, the number of options is reduced pro rata temporis. Any options not exercised up to the end of their term expire.

The exercise price is 110% of the grant base value, which is €59.85 for the 2013 tranche, €60.96 for the 2014 tranche, and €72.18 for the 2015 tranche. The weighted average exercise price of exercised options in 2019 was €66.42 (2018: €67.59) and of outstanding options at year end 2019 was €69.15 (2018: €67.62).

Monetary benefits will be capped at 100% of the exercise price.

Restricted Stock Unit Plan Including Move SAP Plan (RSU Plan)

To retain and motivate executives and certain employees, we grant virtual shares representing a contingent right to receive a cash payment determined by the SAP share price and the number of share units that ultimately vest.

Granted share units will vest in different tranches, either:

-      Over a one-to-three-year service period only, or

-      Over a three-year service period and upon achieving certain key performance indicators (KPIs)

The number of performance-based share units (PSUs) that will vest under the different tranches were contingent upon achievement of the operating profit (non-IFRS, at constant currency) KPI target in the year of grant. Depending on performance, the number of PSUs vesting ranges between 0% and 200% of the number initially granted. Performance against the KPI target was 118.7% in 2019 (2018: 106.7%; 2017: 78.2%). All share units are paid out in cash upon vesting.

Qualtrics Cash-Settled Awards Replacing Pre-Acquisition Qualtrics Awards (Qualtrics Rights)

In conjunction with the acquisition of Qualtrics in 2019, under the terms of the acquisition agreement, SAP exchanged unvested Restricted Share Awards (RSAs), Restricted Share Units (RSUs), and Performance Share Units (PSUs), and options held by employees of Qualtrics into cash-settled share-based payment awards of SAP (Qualtrics Rights).

The replacement awards closely mirror the terms of the replaced awards except that:

-      -The replaced awards were planned to be settled by issuing equity instruments, whereas the replacement awards are settled in cash.

-      -RSAs, RSUs, PSUs, and options granted before 2018 and unvested as at the closing date of the Qualtrics acquisition were converted into the right to receive, at the originally agreed vesting dates, an amount in cash equal to the number of RSAs and RSUs held as at the vesting date multiplied by US$35.00 per share. The respective amount of options equals the number of options held as at the vesting date multiplied by US$35.00 per share less the originally-agreed exercise price.

-      -RSUs, PSUs, and options granted in 2018 and thereafter and unvested as at the closing date of the Qualtrics acquisition were converted into awards that are indexed to SAP's share price as follows: SAP's consideration per share (US$35.00)was divided by the average closing price of the SAP share over the five trading days on the closing date (€91.28), translated into US$(US$103.75), and the result (Equity Award Exchange Ratio of 0.3373) was multiplied by the average closing price of the SAP share over the five trading days prior to the exercise or vesting date.

There were 24.7 million unvested RSAs, RSUs, PSUs, and options as at the closing date of the Qualtrics acquisition, representing a fair value of €793 million after considering expected forfeitures dependent on grant dates and remaining vesting periods. Of the total fair value, €237 million was allocated to consideration transferred, while €556 million was allocated to future services to be provided. Post-acquisition compensation expense will be recognized as the awards vest over the remainder of the original vesting terms. The remaining vesting periods for such Qualtrics Rights are in a range of up to five years from closing date.

The unvested RSUs include grants as at the closing date of 6.1 million replacement RSUs. These RSUs have a two-year service period.

From January 23, 2019, through December 31, 2019, 7.8 million Qualtrics Rights vested. The unrecognized expense related to Qualtrics Rights was €225 million as at December 31, 2019, and will be recognized over a remaining vesting period of up to four years.

The valuation of our outstanding cash-settled plans was based on the following parameters and assumptions:

Fair Value and Parameters Used at Year End 2019 for Cash-Settled Plans

€, unless otherwise stated	LTI 2016 Plan	SOP 2010	RSU Plan		Qualtrics
	(2016-2019	(2014-2015	(2016–2019		Rights
	Tranches)	Tranches)	Tranches)
Weighted average fair value as at 12/31/2019	94.06	49.51	118.72		37.55
Information how fair value was measured at measurement date
Option pricing model used	Monte Carlo	Monte Carlo	Other	1)	Other	1)
Share price	120.32	120.32	120.32		120.32
Risk-free interest rate, depending on maturity (in %)	-0.68 to -0.57	-0.25 to -0.08	-0.68 to -0.31		-0.55 to -0.35
Expected volatility (in %)	20.4 to 24.8	27.4 to 35.8	NA		NA
Expected dividend yield (in %)	1.26	1.26	1.26		1.26
Weighted average remaining life of awards outstanding as at 12/31/2019 (in years)	1.9	0.3	1.0		1.7

1)For these awards, the fair value is calculated by subtracting the net present value of expected future dividend payments, if any, until maturity of the respective award from the prevailing share price as at the valuation date.

Fair Value and Parameters Used at Year End 2018 for Cash-Settled Plans

€, unless otherwise stated	LTI 2016 Plan	SOP 2010	RSU Plan		LTI 2015 Plan
	(2016–2018	(2013–2015	(2015–2018		(2015
	Tranches)	Tranches)	Tranches)		Tranche)
Weighted average fair value as at 12/31/2018	65.89	20.67	85.24		86.93
Information how fair value was measured at measurement date
Option pricing model used	Monte Carlo	Monte Carlo	Other	1)	Other	1)
Share price	86.93	86.93	86.93		86.93
Risk-free interest rate, depending on maturity (in %)	-0.70 to -0.55	-0.67 to -0.25	-0.69 to -0.31		NA
Expected volatility (in %)	17.9 to 21.4	22.8 to 38.5	NA		NA
Expected dividend yield (in %)	1.63	1.63	1.63		NA
Weighted average remaining life of awards outstanding as at 12/31/2018 (in years)	2.4	1.2	1.0		0.1

1)For these awards, the fair value is calculated by subtracting the net present value of expected future dividend payments, if any, until maturity of the respective award from the prevailing share price as at the valuation date.

For the SOP 2010, expected volatility of the SAP share price is based on a blend of implied volatility from traded options with corresponding remaining lives and exercise prices as well as historical volatility with the same expected life as the options granted.

For the LTI 2016 Plan valuation, the Peer Group Index price on December 31, 2019, was US$363.63 (2018: US$277.92); the expected dividend yield of the index of 1.17% (2018: 1.30%), the expected volatility of the index of 18% to 22% (2018: 19% to 24%), and the expected correlation of the SAP share price and the index price of 38% to 40% (2018: 36% to 42%) are based on historical data for the SAP share price and index price.

The expected remaining life of the options reflects both the contractual term and the expected, or historical, exercise behavior. The risk-free interest rate is derived from German government bonds with a similar duration. The SAP dividend yield is based on expected future dividends.

Changes in Outstanding Awards Under Our Cash-Settled Plans

Thousands, unless otherwise stated	LTI 2016 Plan	LTI 2015 Plan	SOP 2010	RSU Plan	Qualtrics
	(2016–2019	(2014–2015	(2012–2015	(2015–2019	Rights
	Tranches)	Tranches)	Tranches)	Tranches)
12/31/2017	631	531	14,472	13,520	NA
Granted	295	0	0	8,512	NA
Adjustment based upon KPI target achievement	NA	0	NA	49	NA
Exercised	0	-146	-6,913	-5,840	NA
Forfeited	0	0	-473	-977	NA
12/31/2018	926	385	7,086	15,264	NA
Granted1)	344	0	0	9,339	24,666
Adjustment based upon KPI target achievement	NA	0	NA	122	NA
Exercised	0	-385	-3,904	-7,540	-7,776
Forfeited	-160	0	-144	-1,057	-883
12/31/2019	1,110	0	3,039	16,128	16,007
1) Granted includes additions from business combinations
Outstanding awards exercisable as at
12/31/2018	0	0	7,086	0	NA
12/31/2019	0	0	3,039	0	0

Total carrying amount (in € millions) of liabilities as at
12/31/2018	30	35	146	774	NA
12/31/2019	73	0	150	1,100	377

Total intrinsic value of vested awards (in € millions) as at
12/31/2018	3	34	137	0	NA
12/31/2019	51	0	155	0	0

Weighted average share price (in €) for awards exercised in
2018	NA	88.27	100.61	88.67	NA
2019	NA	90.75	111.58	98.11	106.15

Total expense (in € millions) recognized in
2017	14	9	221	712	NA
2018	8	-3	43	611	NA
2019	44	-1	66	1,087	461

Share-Based Payment Balances

€ millions	2019			2018
	Current	Non-Current	Total	Current	Non-Current	Total
Share-based payment liabilities	1,130	605	1,735	714	316	1,030
/ Other non-financial liabilities	4,818	814	5,632	4,120	501	4,622
Share-based payment liabilities as % of / other non-financial liabilities	23	74	31	17	63	22

Derivatives - Call options for share-based payments	95	0	95	68	0	68
/ Other financial assets	297	2,336	2,633	448	1,536	1,984
Derivatives - Call options for share-based payments as % of / other financial assets	32	0	4	15	0	3

For more information about the derivatives, see Note (F.1).

b) Equity-Settled Share-Based Payments

Own SAP Plan (Own)

Under Own, employees have the opportunity to purchase, on a monthly basis, SAP shares without any required holding period. The investment per each eligible employee is limited to a percentage of the respective employee's monthly base salary. SAP matches the employee investment by 40% and adds a subsidy of €20 per month for non-executives. This plan is not open to members of the Executive Board.

Number of Shares Purchased

Millions	2019	2018	2017
Own	5.2	5.3	5.0

As a result of our equity-settled share-based payments transactions, we have commitments to grant SAP shares to employees. We intend to meet these commitments by reissuing treasury shares or through an agent who administers the equity-settled programs and purchases shares on the open market. We have fulfilled the obligations of Own through an agent.

Recognized Expense for Equity-Settled Plans

€ millions	2019	2018	2017
Own	171	149	140